SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) November 21, 2001

                             CHELL GROUP CORPORATION
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             (Exact name of registrant as specified in its charter)

          NEW YORK                      005-524525                 112805051
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(State or other jurisdiction           (Commission            (IRS Employer of
       incorporation)                  File Number)          Identification No.)

                14 METEOR DRIVE, TORONTO, ONTARIO CANADA, M9W 1A4
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               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (416) 675-6666

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         (Former name or former address, if changed since last report.)
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Item 2. Acquisition or Disposition of Assets

      Chell Group Corporation (the "Company"), entered into an Agreement and Plan of Merger and Reorganization (the "Merger Agreement") dated as of November 21, 2001 with Chell Group Corporation, in trust for Chell SSI Acquisition Corp. ("Acquisition Corp.") and Stardrive Solutions Inc. ("Stardrive"). The agreement provides for the merger of Stardrive Solutions with Acquisition Corp., a newly formed subsidiary of the Company in an all stock transaction, subject to certain conditions including completion of due diligence, Stardrive restructuring, shareholders' approval and financing.

      Pursuant to the Merger Agreement, which was approved by the Boards of Directors of the Company and Stardrive, holders of Stardrive common shares shall receive the right to receive a total of 2,500,000 shares of common stock of the Company (the "Common Stock"). In addition, Stardrive has the right to receive a total of 2,500,000 shares Common Stock, 250,000 warrants to purchase Common Stock at an exercise price of $3.00 and 250,000 warrants to purchase Common Stock at an exercise price of $10.00 if, as, and when the Company achieves the Earn-Out (hereinafter defined). The transaction is structured to qualify as a tax-free merger. If the Company attains or exceeds earnings before interest, taxes, depreciation and amortization ("EBITDA") of $750,000 for the twelve months following Closing, it shall have attained the earn-out. (the "Earn-Out").

      In addition, the Company shall have completed a funding of at least $6.5 million prior to the effective date of the Merger Agreement pursuant to a private placement through the Company's agent Joseph Gunnar & Co., LLC.


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

      The foregoing description is qualified in its entirety by reference to the complete text of the Merger Agreement, a copy of which is filed as Exhibit 2.1 to this current report on Form 8-K.


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Item 7. Financial Statements and Exhibits

Set forth below is a list of the Exhibits applicable to this Current Report on Form 8-K numbered in accordance with Item 601 of Regulation S-K.

Exhibit 2.1 Agreement and Plan of Merger and Reorganization by and among Chell Group Corporation, Chell Group Corporation, in trust for Chell SSI Acquisition Corp., and Stardrive Solutions Inc.


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           Chell Group Corporation
                                           a New York Corporation


Date: December 6, 2001                     By: /s/ Don Pagnutti
                                           -------------------------------------
                                           Don Pagnutti, Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit
Number            Description of Exhibit                            Location
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2.1               Agreement and Plan of Merger and                  Exhibit "A"
                  Reorganization by and among Chell Group
                  Corporation, Chell Group Corporation,
                  in trust for Chell SSI Acquisition
                  Corp., and Stardrive Solutions Inc.


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